EXHIBIT 10.34

                       THIRD AMENDMENT TO LOAN ARRANGEMENT


This Third Amendment to Loan Arrangement ("THIRD AMENDMENT") is between Portland Brewing Company, an Oregon corporation ("BORROWER") and MacTarnahan Limited Partnership, an Oregon limited partnership ("LENDER").

                                    RECITALS

     A. Borrower and Lender are parties to a Promissory Note, as amended (the "EXISTING NOTE"), and an Agreement Concerning Loans and Security Interests, each dated November 1, 2001;

     B. Borrower has requested that certain amendments be made to the Existing Note; and

     C. Lender is willing to make certain amendments to the Existing Note on the terms and conditions provided in this Third Amendment.

     D. The parties wish to amend and restate the Existing Note to reflect the changes requested by Borrower, as well as changes contained in the First Amendment to Loan Arrangement dated June 1, 2002 ("FIRST AMENDMENT"), and the Second Amendment to Loan Arrangement dated October 1, 2002 ("SECOND AMENDMENT").

                                    AGREEMENT

     1. AMENDED AND RESTATED PROMISSORY NOTE. The Parties agree that the Existing Note will be surrendered, and an Amended and Restated Promissory Note will be executed. The Amended and Restated Promissory
           Note is attached as Exhibit A.

     2. FURTHER ASSURANCES. The parties will sign other documents and take other actions reasonably necessary to further effect and evidence this Third Amendment.

     3. GOVERNING LAW. This Third Amendment is governed by the laws of the State of Oregon, without giving effect to any conflict-of-law principle of any jurisdiction.

     4. VENUE. Any action or proceeding arising out of this Third Amendment will be litigated in courts located in Multnomah County, Oregon. Each party consents and submits to the jurisdiction of any local, state, or federal court located in Multnomah County, Oregon.

     5. ATTORNEY'S FEES. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Third Amendment, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorney's fees, costs, and expenses incurred at arbitration, at trial, on appeal, and on petition for review, as determined by the arbitrator or court.

1 - THIRD AMENDMENT TO LOAN ARRANGEMENT

     6. ENTIRE AGREEMENT. This Third Amendment contains the entire understanding of the parties regarding the subject matter of this Third Amendment and supersedes all prior and contemporaneous negotiations and agreements, whether written or oral, between the parties with respect to the subject matter of this Third Amendment.

     7. SIGNATURES. This Third Amendment may be signed in counterparts. A fax transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted signature page by delivering an original signature page to the requesting party.



           Dated effective:  January 1, 2003


                                 MacTarnahan Limited Partnership, by
                                 Harmer Mill & Logging Supply Co., its General Partner


                                 /s/ ROBERT M. MACTARNAHAN
                                 -------------------------
                                 By:  Robert M. MacTarnahan
                                 Its:  President



                                 PORTLAND BREWING COMPANY


                                 /s/ JEROME CHICVARA
                                 -------------------
                                 By:  Jerome Chicvara
                                 Its:  Chief Executive Officer

























2 - THIRD AMENDMENT TO LOAN ARRANGEMENT

                                    EXHIBIT A


THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THIS PROMISSORY NOTE MAY NOT BE SOLD, ASSIGNED, OR OTHERWISE NEGOTIATED TO ANY PERSON UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS BORROWER RECEIVES AN OPINION OF COUNSEL, IN FORM AND FROM COUNSEL ACCEPTABLE TO BORROWER, THAT THE SALE, ASSIGNMENT, OR OTHER NEGOTIATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.



                              AMENDED AND RESTATED

                                 PROMISSORY NOTE

$1,700,000.00                                                    January 1, 2003

This Amended and Restated Promissory Note ("NOTE") is made by Portland Brewing Company, an Oregon corporation ("BORROWER"), in favor of MacTarnahan Limited Partnership, an Oregon limited partnership ("LENDER"). This Note replaces the Promissory Note dated November 1, 2001 between the parties (the "ORIGINAL NOTE"). In connection with the execution of this Note, the Original Note will be surrendered and cancelled.

8. PAYMENT. Borrower promises to pay to the order of Lender the principal amount of $1,700,000.00, together with interest on the unpaid principal amount from the date of this Note, as follows:

     (a) on January 1, 2004, and on the same day of each of the following 34 months, $15,000.00 together with accrued interest;

     (b) on April 10, 2004 - and on the same day of each following year until the entire principal amount, together with accrued interest, has been paid in its entirety - $35,000.00;

     (c) on July 10, 2004 - and on the same day of each following year until the entire principal amount, together with accrued interest, has been paid in its entirety - $35,000.00; and

     (d) on November 1, 2005, the entire unpaid principal amount together with accrued interest.


9.   VARIABLE INTEREST RATE.

     (a) The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the annual interest rate, adjusted daily,


1 - THIRD AMENDMENT TO LOAN ARRANGEMENT3
           published from time to time in The Wall Street Journal (Western Edition) as the "Prime Rate" in the "Money Rates" section, as of any date of determination (the "INDEX"). If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. The interest rate change will not occur more often than each day. The Index on the date of the Original Note was 5.50% per annum. The interest rate to be applied to the unpaid principal balance will be at a rate of 1.25 percentage points over the Index, resulting in an initial rate of 6.75% per annum. The Index is currently 4.25% per annum, resulting in an interest rate of 5.50% per annum.

     (b) The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     (c) Interest on the regular monthly payments originally due between June 2002 and December 2003 (with the exception of the payment for December 2002, which was made), as well as interest on the payments originally due on April 10 and July 10 of 2002 and 2003, will be accrued monthly and will be added to the principal amount of this Note.

10. PLACE OF PAYMENTS. All payments under this Note will be made to Harmer Mill & Logging Supply Co., Lender's general partner, at 11416 SW Lynnridge Avenue, Portland, Oregon 97225, or to any other person or any other address that Lender may designate by notice to Borrower.

11.  APPLICATION OF PAYMENTS.

(a) All payments made under Section 1(a) and all prepayments will apply as follows:

     (1)   first to any costs and expenses due to Lender;

           (2) then to accrued interest to date of payment; and

           (3) then to the unpaid principal amount; and

(b) All payments made under Section 1(b) and Section 1(c) will apply as follows:

     (1)   first to any costs and expenses due to Lender; and

     (2)   then to the unpaid principal amount.

12. PREPAYMENTS. Borrower may prepay a part or all of the unpaid principal amount at any time. Excess payments or prepayments will not be credited as future scheduled payments required by this Note.


4 - THIRD AMENDMENT TO LOAN ARRANGEMENT

13. CASH FLOW REVIEWS. On or about January 15, April 15, July 15, and October 15 of each year until the entire principal amount, together with accrued interest, has been paid in its entirety, the president of Borrower will meet with Lender to review the cash flow situation of Borrower.

14. SECURITY. The obligations of Borrower under this Note are secured by the Security Agreement dated as of the date of the Original Note between Borrower and Lender (the "SECURITY AGREEMENT").

15.  EVENTS OF DEFAULT. Each of the following is an event of default under this
     Note:

     (a) Borrower fails to make any payment required by this Note within 20 days after Lender notifies Borrower of the failure to make the payment when due;

     (b) Borrower voluntarily dissolves or ceases to exist, or any final and nonappealable order or judgment is entered against Borrower ordering its dissolution;

     (c) Borrower fails to pay, becomes insolvent or unable to pay, or admits in writing an inability to pay Borrower's debts as they become due, or makes a general assignment for the benefit of creditors;

     (d) a proceeding with respect to Borrower is commenced under any applicable law for the benefit of creditors, including but not limited to any bankruptcy or insolvency law, or an order for the appointment of a receiver, liquidator, trustee, custodian, or other officer having similar powers over Borrower is entered; and

     (e)   an event of default occurs under the Security Agreement.

16. REMEDIES. On and after an event of default under this Note, Lender may exercise the following remedies, which are cumulative and which may be exercised singularly or concurrently:

     (a) upon notice to Borrower, the right to accelerate the due dates under this Note so that the unpaid principal amount, together with accrued interest, is immediately due in its entirety;

     (b)   any remedy available to Lender under the Security Agreement; and

     (c)   any other remedy available to Lender at law or in equity.

17. AMENDMENT. This Note may be amended only by a written document signed by the party against whom enforcement is sought.

18.      WAIVER.

     (a) Borrower waives demand, presentment for payment, notice of dishonor or nonpayment, protest, notice of protest, and lack of diligence in collection, and


5 - THIRD AMENDMENT TO LOAN ARRANGEMENT
           agrees that Lender may extend or postpone the due date of any payment required by this Note without affecting Borrower's liability.

     (b) No waiver will be binding on Lender unless it is in writing and signed by Lender. Lender's waiver of a breach of a provision of this Note will not be a waiver of any other provision or a waiver of a subsequent breach of the same provision.

19. SEVERABILITY. If a provision of this Note is determined to be unenforceable in any respect, the enforceability of the provision in any other respect and of the remaining provisions of this Note will not be impaired.

20. GOVERNING LAW. This Note is governed by the laws of the State of Oregon, without giving effect to any conflict-of-law principle of any jurisdiction.

21. VENUE. Any action or proceeding arising out of this Note will be litigated in courts located in Multnomah County, Oregon. Borrower consents and submits to the jurisdiction of any local, state, or federal court located in Multnomah County, Oregon.

22. ATTORNEY'S FEES. If any arbitration or litigation is instituted to interpret, enforce, or rescind this Note, including but not limited to any proceeding brought under the United States Bankruptcy Code, the prevailing party on a claim will be entitled to recover with respect to the claim, in addition to any other relief awarded, the prevailing party's reasonable attorney's fees, costs, and expenses incurred at arbitration, at trial, on appeal, and on petition for review, as determined by the arbitrator or court.

23. COSTS AND EXPENSES. If an event of default under this Note occurs and Lender does not institute any arbitration or litigation, Borrower will pay to Lender, upon Lender's demand, all reasonable costs and expenses, including but not limited to attorney's fees and collection fees, incurred by Lender in attempting to collect the indebtedness evidenced by this Note.

                                    BORROWER:

                                                     Portland Brewing Company




                                                     ------------------------
                                                     By:  Frederick L. Bowman
                                                     Its:  President











6 - THIRD AMENDMENT TO LOAN ARRANGEMENT